                                                      Registration No. 333-4472
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                       POST-EFFECTIVE AMENDMENT NO. 1 TO
                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                ---------------

                               BELL SPORTS CORP.
            (Exact name of registrant as specified in its charter)

                                ---------------

        Delaware                                                36-3671789
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                           6350 San Ignacio Avenue,
                          San Jose, California 95119
                                (408) 574-3400
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                               Bell Sports Corp.
                             Restated and Amended
                            1993 Outside Directors
                               Stock Option Plan

                                ---------------


                                Linda K. Bounds
                            Senior Vice President,
                           Chief Financial Officer,
                            Secretary and Treasurer
                            6350 San Ignacio Avenue
                          San Jose, California 95119

                    (Name and address of agent for service)

                                (408) 574-3400
         (Telephone number, including area code, of agent for service)

                                ---------------

================================================================================

     This Post-Effective Amendment No. 1 to Registration Statement No. 333-4472 is being filed by Bell Sports Corp. to remove from registration under the Securities Act of 1933, as amended, the securities which remain unsold pursuant to such Registration Statement on the date of this filing. No further offering of such securities will be made.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it previously met all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on this 17th day of August, 1998.

                               BELL SPORTS CORP.


                               By: /s/ Mary J. George
                                   -------------------------------------
                                   Mary J. George
                                   President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed below by the following persons, in the capacities indicated, on this 17th day of August, 1998.


Name and Signature       Title
------------------       -----

/s/ Mary J. George       President and Chief Executive Officer, Director
---------------------    (Principal Executive Officer)
Mary J. George


/s/ Linda K. Bounds      Chief Financial Officer, Senior Vice
---------------------    President, Secretary and Treasurer (Principal Financial
Linda K. Bounds          Officer and Principal Accounting Officer)


/s/ Terry G. Lee         Chairman of the Board of Directors
---------------------
Terry G. Lee


/s/ William M. Barnum    Director
---------------------
William M. Barnum


/s/ Kim G. Davis         Director
---------------------
Kim G. Davis


/s/ John F. Hetterick    Director
---------------------
John F. Hetterick


/s/ Edward L. McCall     Director
---------------------
Edward L. McCall


/s/ Tim R. Palmer        Director
---------------------
Tim R. Palmer


/s/ John M. Sullivan     Director
---------------------
John M. Sullivan